Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer ETF – December

FT Vest U.S. Equity Deep Buffer ETF – December

FT Vest Nasdaq-100® Buffer ETF – December

FT Vest Emerging Markets Buffer ETF – December

FT Vest International Equity Moderate Buffer ETF – December

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December

FT Vest U.S. Equity Moderate Buffer ETF – December

FT Vest U.S. Equity Equal Weight Buffer ETF – December

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated December 22, 2025

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On December 19, 2025, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of December 22, 2025. The new Target Outcome Period will end on December 18, 2026. The cap for each Fund for the Target Outcome Period beginning on December 22, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer ETF – December (FDEC)	14.75%	13.90%
FT Vest U.S. Equity Deep Buffer ETF – December (DDEC)	11.96%	11.11%
FT Vest Nasdaq-100® Buffer ETF – December (QDEC)	18.22%	17.32%
FT Vest Emerging Markets Buffer ETF – December (TDEC)	19.79%	18.84%
FT Vest International Equity Moderate Buffer ETF – December (YDEC)	13.03%	12.13%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)	10.06%	9.21%
FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)	12.08%	11.24%
FT Vest U.S. Equity Equal Weight Buffer ETF – December (RSDE)	14.82%	13.97%

Please Keep this Supplement with your Fund Prospectus for Future Reference